UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 23, 2020

Avis Budget Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Sylvan Way Parsippany, NJ	07054

(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700

Registrant’s telephone number, including area code

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, par value $0.01	CAR	The NASDAQ Global Select Market
Common Stock Purchase Rights	N/A	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Third Amended and Restated Cooperation Agreement

On February 23, 2020, Avis Budget Group, Inc. (the “Company”) entered into a Third Amended and Restated Cooperation Agreement (the “Third A&R Cooperation Agreement”) with SRS Investment Management, LLC and certain of its affiliates (collectively, “SRS”), regarding the membership and composition of the Company’s board of directors (the “Board”) and related matters, following approval thereof by an independent committee of the Board.

Pursuant to the Third A&R Cooperation Agreement, during the Standstill Period (as defined below), SRS will be entitled to designate three persons to serve as members of the Board. The Third A&R Cooperation Agreement also provides that the Company will nominate (i) Brian Choi, Jagdeep Pahwa and Karthik Sarma (collectively, the “Applicable Directors”) and (ii) Bernardo Hees, Lynn Krominga, Glenn Lurie and Carl Sparks (collectively, together with the Applicable Directors, the “Board Slate”) for election to the Board at the Company’s 2020 annual meeting of stockholders (the “2020 Annual Meeting”). Six current members of the Board will not be standing for reelection at the 2020 Annual Meeting.

The Third A&R Cooperation Agreement further provides that (i) the Board will appoint an additional independent director who is not a former or current employee of, or advisor or consultant to, SRS or an affiliate of SRS, no later than 90 days after the 2020 Annual Meeting and (ii) upon the selection by the Board of a Chief Executive Officer on a non-interim basis, the Chief Executive Officer will also be appointed to the Board; provided, that if the Chief Executive Officer is already a director of the Company, the Board will appoint another independent director who is not a former or current employee of, or advisor or consultant to, SRS or an affiliate of SRS, no later than 90 days after the selection of the Chief Executive Officer.

Under the terms of the Third A&R Cooperation Agreement, the size of each of the Corporate Governance Committee and the Compensation Committee will be set at three members, all of whom must qualify as “independent” of the Company pursuant to the applicable stock exchange listing requirements (unless otherwise permitted by such stock exchange requirements). The Third A&R Cooperation Agreement also provides that during the Standstill Period, (i) SRS will be entitled to appoint one Applicable Director to each of the Corporate Governance Committee and the Compensation Committee of the Board, (ii) the Applicable Director appointed by SRS to the Compensation Committee will serve as the Chair of such committee, and (iii) SRS will be entitled to designate an Applicable Director to serve as the Vice Chairman of the Board. The parties have further agreed that (x) Mr. Choi will serve as the Chair of the Compensation Committee and as a member of the Corporate Governance Committee and (y) Mr. Pahwa will serve as the Vice Chairman of the Board.

SRS has agreed to abide by certain standstill provisions during a standstill period commencing on the date of the Third A&R Cooperation Agreement and ending on the earlier of (i) December 31, 2021, (ii) the date on which SRS’s Beneficial Ownership (as such term is defined in the Third A&R Cooperation Agreement) falls below the greater of (x) 3,717,826 and (y) 5% of the Company’s issued and outstanding Voting Securities (as such term is defined in the Third A&R Cooperation Agreement) publicly disclosed as of such date and (iii) the date that is 60 days prior to the last date for which notice of a stockholder’s intention to nominate any individual as a director of the Company at the Company’s 2022 annual meeting of stockholders must be received by the Company (the “Standstill Period”). During the Standstill Period, SRS has agreed not to (among other things) acquire Beneficial Ownership of more than the greater of (x) 18,589,128 and (y) 25% of the Company’s outstanding Voting Securities.

During the Standstill Period, SRS has agreed to vote its Voting Securities in favor of the Company’s nominees and other proposals at any meeting of the Company’s stockholders occurring during the Standstill Period, subject to certain limited exceptions. In addition, in the event that SRS obtains (as a result of buybacks or repurchases by or on behalf of the Company, purchases by SRS, or otherwise) the right to exercise voting rights attached to Voting Securities in excess of 25% of the outstanding Voting Securities, SRS has committed to exercise such voting rights in the same proportion in which all other Voting Securities are voted.

The parties also have agreed that the Rights Agreement, dated as of January 27, 2020, between the Company and Computershare Inc. will stay in place until such time as it is redeemed or expires pursuant to its terms.

The foregoing summary of the Third A&R Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Third A&R Cooperation Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2020, at a special meeting of the Board, a majority of the Board approved the nomination of the Board Slate for election to the Board at the 2020 Annual Meeting (the “Board Slate Nomination”), with Messrs. Choi, Hees, Lurie, Pahwa, Sparks and Viswanathan and Ms. Krominga voting in favor of the Board Slate Nomination and the other directors voting against the Board Slate Nomination. At such meeting, such majority of the Board also approved the appointment of Mr. Pahwa as Vice Chairman of the Board and the appointment of Mr. Choi as the Chair of the Compensation Committee.

Item 7.01	Regulation FD Disclosure.

On February 24, 2020, the Company issued a press release regarding the foregoing. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	Third Amended and Restated Cooperation Agreement, dated as of February 23, 2020, by and among Avis Budget Group, Inc., SRS Investment Management, LLC and certain of its affiliates.

99.1	Press Release dated February 24, 2020.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Jean Sera
Jean Sera
Senior Vice President, Corporate Secretary and Global Programs

Date: February 24, 2020

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